SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 13, 2014

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12804	86-0748362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

7420 S. Kyrene Road, Suite 101 Tempe, Arizona 85283
(Address, including Zip Code, Principal Executive Offices)

(480) 894-6311
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4e(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On November 13, 2014, Mobile Mini, Inc., a Delaware corporation (“Mobile Mini”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Gulf Tanks Holdings, Inc., a Delaware corporation (“GTH”) and parent company of Evergreen Tank Solutions, and the stockholders of GTH pursuant to which Mobile Mini will acquire all of the outstanding equity interests of GTH for $405 million, subject to adjustment for the amount of GTH’s indebtedness and working capital at the closing.

The transaction is subject to various customary conditions, including the expiration or termination of all waiting periods under U.S. antitrust laws. Mobile Mini, GTH and GTH’s stockholders have each made customary representations, warranties and covenants in the Stock Purchase Agreement. The parties have also agreed to provide customary indemnities, and Mobile Mini will pay a portion of the purchase price into escrow to secure the indemnification obligations of GTH’s stockholders, which are subject to customary limitations.

Item 8.01.	Other Events.

Press Release

On November 13, 2014, Mobile Mini issued a press release announcing that it had entered into the Stock Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

FORWARD-LOOKING STATEMENTS:

This communication and Mobile Mini’s and GTH’s other public pronouncements contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current information and expectations, which involve a number of risks and uncertainties that could cause actual results to differ materially. The forward-looking statements herein include statements regarding the company’s ability to grow and the company’s plans and expectations regarding the ability to close the acquisition and its accretiveness, ability to deleverage debt, ability to leverage our presence, ability to realize cost synergies, demand trends, 2014 and future financial results, business strategy, and objectives of management for future operations. In particular, these risks and uncertainties include difficulties in integrating the acquired operations; the possibility that expected growth and value will not be realized; and the uncertainty of business/economic conditions and the related growth trends. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expand,” “establish,” “expect,” “intend,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology and expressions to identify forward-looking statements. Therefore the company cautions you to not unduly rely on these forward-looking statements and encourages you to understand the risks and uncertainties described herein and as stated in the “Risk Factors” and elsewhere in the company’s Annual Report on Form 10-K as filed with the United States Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated November 13, 2014, issued by Mobile Mini, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MOBILE MINI, INC.

Date:	November 14, 2014	By:	/s/ Christopher J. Miner
Name: Christopher J. Miner
Title: SVP & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 13, 2014, issued by Mobile Mini, Inc.